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                                                                  EXECUTION COPY






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                                 TRUST AGREEMENT



                                     between


                       GREENPOINT MORTGAGE SECURITIES INC.
                                     Sponsor

                                       and

                            WILMINGTON TRUST COMPANY
                                  Owner Trustee


                            Dated as of June 1, 2000


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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I Definitions..........................................................1

     SECTION 1.1.   Defined Terms..............................................1
     SECTION 1.2.   Other Definitional Provisions..............................2
     SECTION 1.3.   Action by or Consent of Securityholders and Residual
                    Certificateholders.........................................3

ARTICLE II Organization........................................................3

     SECTION 2.1.   Name.......................................................3
     SECTION 2.2.   Office.....................................................3
     SECTION 2.3.   Purposes and Powers........................................3
     SECTION 2.4.   Appointment of Owner Trustee...............................4
     SECTION 2.5.   Initial Capital Contribution of Trust Estate...............4
     SECTION 2.6.   Declaration of Trust.......................................5
     SECTION 2.7.   Liability..................................................5
     SECTION 2.8.   Title to Trust Property....................................5
     SECTION 2.9.   Situs of Trust.............................................5
     SECTION 2.10.  Representations and Warranties of the Sponsor..............6
     SECTION 2.11.  Federal Income Tax Allocations.............................7
     SECTION 2.12.  Covenants of the Sponsor...................................7
     SECTION 2.13.  Covenants of the Residual Certificateholders...............8

ARTICLE III Certificates and Transfer of Interests.............................9

     SECTION 3.1.   Form.......................................................9
     SECTION 3.2.   Execution, Authentication and Delivery.....................9
     SECTION 3.3.   Registration; Registration of Transfer and Exchange.......10
     SECTION 3.4.   Mutilated, Destroyed, Lost or Stolen Securities...........11
     SECTION 3.5.   Persons Deemed Owners.....................................12
     SECTION 3.6.   Payment of Principal and Interest.........................12
     SECTION 3.7.   Cancellation..............................................12
     SECTION 3.8.   Book-Entry Securities.....................................13
     SECTION 3.9.   Notices to Clearing Agency................................14
     SECTION 3.10.  Definitive Securities.....................................14

ARTICLE IV Ownership of Trust Property; Residual Certificates and Transfer of
             Interests........................................................14

     SECTION 4.1.   Trust Property Ownership..................................14
     SECTION 4.2.   The Residual Certificates.................................15
     SECTION 4.3.   Authentication of Residual Certificates...................15
     SECTION 4.4.   Registration of Transfer and Exchange of Residual
                    Certificates..............................................15
     SECTION 4.5.   Mutilated, Destroyed, Lost or Stolen Residual
                    Certificates..............................................16

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     SECTION 4.6.   Persons Deemed Residual Certificateholders................16
     SECTION 4.7.   Access to List of Residual Certificateholders' Names and
                    Addresses.................................................17
     SECTION 4.8.   Maintenance of Office or Agency...........................17
     SECTION 4.9.   ERISA Restrictions........................................17
     SECTION 4.10.        Restrictions on Transfer of Residual Certificates...17
     SECTION 4.11.        Acceptance of Obligations...........................19
     SECTION 4.12.        Distributions on Residual Certificates..............19

ARTICLE V Voting Rights and Other Actions.....................................19

     SECTION 5.1.   Prior Notice to Holders with Respect to Certain Matters...19
     SECTION 5.2.   Action by Residual Certificateholders with Respect to
                    Certain Matters...........................................20
     SECTION 5.3.   Action with Respect to Bankruptcy.........................20
     SECTION 5.4.   Restrictions on Residual Certificateholders' Power........20
     SECTION 5.5.   Majority Control..........................................21
     SECTION 5.6.   Rights of the Controlling Party...........................21

ARTICLE VI Certain Duties.....................................................22

     SECTION 6.1. Accounting and Records to the Class A-1 Securityholders, Residual Certificateholders, the Internal Revenue Service
                    and Others................................................22
     SECTION 6.2.   Signature on Returns; Tax Matters Partner.................22
     SECTION 6.3.   Certificate Purchase Agreement and Underwriting Agreement.23

ARTICLE VII Authority and Duties of Owner Trustee.............................23

     SECTION 7.1.   General Authority.........................................23
     SECTION 7.2.   General Duties............................................23
     SECTION 7.3.   Action upon Instruction...................................23
     SECTION 7.4.   No Duties Except as Specified in this Agreement or in
                    Instructions..............................................24
     SECTION 7.5.   No Action Except under Specified Documents or
                    Instructions..............................................25
     SECTION 7.6.   Restrictions..............................................25

ARTICLE VIII Concerning the Owner Trustee.....................................25

     SECTION 8.1.   Acceptance of Trust and Duties............................25
     SECTION 8.2.   Furnishing of Documents...................................26
     SECTION 8.3.   Representations and Warranties............................26
     SECTION 8.4.   Reliance; Advice of Counsel...............................27
     SECTION 8.5.   Not Acting in Individual Capacity.........................27
     SECTION 8.6.   Owner Trustee Not Liable for Securities, Residual
                    Certificates or Mortgage Loans............................27
     SECTION 8.7.   Owner Trustee May Own Securities and Residual
                    Certificates..............................................28
     SECTION 8.8.   Payments from Owner Trust Estate..........................28
     SECTION 8.9.   Doing Business in Other Jurisdictions.....................28

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ARTICLE IX Compensation of Owner Trustee......................................29

     SECTION 9.1.   Owner Trustee's Fees and Expenses.........................29
     SECTION 9.2.   Indemnification...........................................29
     SECTION 9.3.   Payments to the Owner Trustee.............................29
     SECTION 9.4.   Non-recourse Obligations..................................29

ARTICLE X Termination of Trust Agreement......................................29

     SECTION 10.1.  Termination of Trust Agreement............................29

ARTICLE XI Successor Owner Trustees and Additional Owner Trustees.............31

     SECTION 11.1.  Eligibility Requirements for Owner Trustee................31
     SECTION 11.2.  Resignation or Removal of Owner Trustee...................31
     SECTION 11.3.  Successor Owner Trustee...................................32
     SECTION 11.4.  Merger or Consolidation of Owner Trustee..................33
     SECTION 11.5.  Appointment of Co-Owner Trustee or Separate Owner
                    Trustee...................................................33

ARTICLE XII Miscellaneous.....................................................34

     SECTION 12.1.  Supplements and Amendments................................34
     SECTION 12.2.  No Legal Title to Owner Trust Estate in Residual
                    Certificateholders........................................35
     SECTION 12.3.  Limitations on Rights of Others...........................35
     SECTION 12.4.  Notices...................................................36
     SECTION 12.5.  Severability..............................................36
     SECTION 12.6.  Separate Counterparts.....................................36
     SECTION 12.7.  Assignments; Insurer and Freddie Mac......................36
     SECTION 12.8.  No Petition...............................................37
     SECTION 12.9.  No Recourse...............................................37
     SECTION 12.10. Headings..................................................37
     SECTION 12.11. GOVERNING LAW.............................................37
     SECTION 12.12. Servicer..................................................37

EXHIBITS

Exhibit A.........Form of Class A-1 Certificate
Exhibit B.........Form of Residual Certificate
Exhibit C.........Form of Certificate of Trust

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                  TRUST AGREEMENT dated as of June 1, 2000 (the "Agreement")
between GREENPOINT MORTGAGE SECURITIES INC., a Delaware corporation (the "Sponsor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation as Owner Trustee.

                                   ARTICLE I

                                   Definitions

     SECTION 1.1. Defined Terms. For the purposes of this Agreement, the following terms shall have the meanings set forth below. All other capitalized terms used herein but not defined shall have the meanings set forth in Annex A to the Pooling Agreement and Indenture dated as of June 1, 2000 (the "Pooling Agreement"), between the Issuer and the Trustee, as the same may be amended and supplemented from time to time.

     "Affiliate" shall mean with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, or owns, directly or indirectly, 50% or more of, the Person specified.

     "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

     "Benefit Plan" shall have the meaning assigned to such term in Section 4.9.

     "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq. as the same may be amended from time to time.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit C to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Class A-1 Certificate" shall mean a trust certificate evidencing the beneficial ownership interest of a Securityholder in the Trust, substantially in the form of Exhibit A attached hereto.

     "Definitive Residual Certificates" shall mean Residual Certificates issued in certificated, fully registered form.

     "Definitive Securities" shall mean Securities issued in certificated, fully registered form.

     "Expenses" shall have the meaning assigned to such term in Section 9.2.

     "Holder" shall mean, as appropriate, the Person in whose name a Security is registered on the Security Register or in whose name a Residual Certificate is registered on the Residual Certificate Register.

     "Indemnified Parties" shall have the meaning assigned to such term in
Section 9.2.

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     "Instructing Party" shall have the meaning assigned to such term in Section
7.3.

     "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Collection Account and all other property of the Trust from time to time, including any rights of the Issuer pursuant to the Sale and Servicing Agreement and any rights of the Sponsor, in its capacity as Purchaser, pursuant to the Mortgage Loan Purchase Agreement.

     "Proposer" shall have the meaning ascribed to it in Section 5.2(b) herein.

     "Residual Certificate" shall mean a trust certificate evidencing the beneficial ownership interest of a Residual Certificateholder in the Trust, substantially in the form of Exhibit B attached hereto.

     "Residual Certificateholder" shall mean the Person in whose name a Residual Certificate is registered on the Residual Certificate Register.

     "Residual Certificate Register" and "Residual Certificate Registrar" shall mean the register maintained and the registrar respectively appointed pursuant to Section 4.4.

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Security" shall mean a Class A-1 Certificate or a Class A-2 Note.

     "Securityholder" shall mean the Person in whose name a Security is registered on the Security Register.

     "Security Majority" shall mean a majority by principal amount of the Securityholders so long as the Securities are outstanding and a majority by principal amount of the Residual Certificateholders thereafter.

     "Security Register" and "Security Registrar" shall mean the register maintained and the registrar respectively appointed pursuant to Section 3.3.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     SECTION 1.2. Other Definitional Provisions.

     (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any

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such certificate or other document, and accounting terms partly defined in this
Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     SECTION 1.3. Action by or Consent of Securityholders and Residual Certificateholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Securityholders or Residual Certificateholders, such provision shall be deemed to refer to the Securityholder or Residual Certificateholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Securityholders or Residual Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Securityholders or Residual Certificateholders, any Security or Residual Certificate registered in the name of the Sponsor or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only Securities or Residual Certificates which the Owner Trustee, or the Trustee, respectively, knows to be so owned shall be so disregarded.

                                   ARTICLE II

                                  Organization

     SECTION 2.1. Name. There is hereby formed a trust to be known as "GreenPoint Home Equity Loan Trust 2000-1", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION 2.2. Office. The office of the Trust shall be in the care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Residual
Certificateholders, the Holders of the Class A-1 Certificates and the Sponsor.

     SECTION 2.3. Purposes and Powers.

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     (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

     (i) to issue the Class A-2 Notes pursuant to the Pooling Agreement and the Class A-1 Certificates and the Residual Certificates pursuant to this Agreement, and to sell the Securities;

     (ii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate to the Trustee on behalf of the Securityholders and for the benefit of the Insurer and Freddie Mac and to hold, manage and distribute to the Residual Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Pooling Agreement;

     (iii) with the proceeds of the sale of the Securities, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Sponsor pursuant to the Sale and Servicing Agreement;

     (iv) to enter into and perform its obligations under the Basic Documents to which it is a party;

     (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Securityholders and the Residual Certificateholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     SECTION 2.4. Appointment of Owner Trustee. The Sponsor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.5. Initial Capital Contribution of Trust Estate. The Sponsor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Sponsor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Collection Account. On or prior to the Closing Date, the Owner Trustee will also, upon receipt thereof, acknowledge on behalf of the Trust receipt of the Mortgage Loans pursuant to the Sale and Servicing Agreement. The Sponsor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

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     SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Residual Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income tax purposes, the Trust shall be treated as a branch; provided, however, that in the event Residual Certificates are owned by more than one Residual Certificateholder, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall then be treated as a partnership and that, unless otherwise required by appropriate tax authorities, only after such time the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

     SECTION 2.7. Liability. No Holder shall have any personal liability for any liability or obligation of the Trust.

     SECTION 2.8. Title to Trust Property.

     (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     (b) The Holders shall not have legal title to any part of the Trust Property. The Holders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Article IX. No transfer, by operation of law or otherwise, of any right, title or interest by any Residual Certificateholder or any Holder of any Class A-1 Certificate of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

     SECTION 2.9. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. Payments will be received by the Trust only in Delaware or New York and payments will be made by the Trust only from Delaware or New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.

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     SECTION 2.10. Representations and Warranties of the Sponsor. The Sponsor
makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and issuing the Securities and the Residual Certificates, upon which the Insurer relies in issuing the Policy and upon which Freddie Mac relies in providing the Guarantee.

     (a) The Sponsor is duly organized and validly existing as a Delaware corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents;

     (b) It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification;

     (c) The Sponsor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; this Agreement, when executed and delivered by the Sponsor, will constitute the legal, valid and binding obligations of the Sponsor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles; the Sponsor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Sponsor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Sponsor by all necessary corporate action;

     (d) No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made;

     (e) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Sponsor, or any material indenture, agreement or other instrument to which the Sponsor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Sponsor's knowledge, any order, rule or regulation applicable to the Sponsor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sponsor or its properties; and

     (f) There are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the

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invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the Residual Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or
(D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities or the Residual Certificates.

     SECTION 2.11. Federal Income Tax Allocations. In the event that the Trust is treated as a partnership for Federal income tax purposes, net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated:

     (a) to the extent of available net income, among the Residual Certificateholders and the Holders of any other securities treated as equity in the partnership as of the first Record Date following the end of such month, in proportion to their ownership of principal amount of Residual Certificates and any such securities on such date; and

     (b) to the Sponsor, to the extent of any remaining net income.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in clause (b). Net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Residual Certificateholders and the Holders of any other securities treated as equity in the partnership as of the Record Date in proportion to their ownership percentage of principal amount of Residual Certificates and any such securities, respectively, on such Record Date until the principal balance of the Residual Certificates and any such securities is reduced to zero. The Sponsor is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Residual Certificateholders and the Holders of any other securities treated as equity in the partnership, or as otherwise required by the Code.

     SECTION 2.12. Covenants of the Sponsor. The Sponsor agrees and covenants for the benefit of each Residual Certificateholder, each Holder of a Class A-1 Certificate, the Insurer, Freddie Mac and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

     (a) it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its certificate of incorporation and the Basic Documents;

     (b) it shall not, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the

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appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

     (c) it shall obtain from each counterparty to each Basic Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 10.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; and

     (d) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

     SECTION 2.13. Covenants of the Residual Certificateholders. Each Residual Certificateholder agrees:

     (a) to be bound by the terms and conditions of the Residual Certificates and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Residual Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee, the Insurer, Freddie Mac and all other Residual Certificateholders present and future;

     (b) to hereby appoint the Sponsor as such Residual Certificateholder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust, if any, and agree that, if requested by the Trust, it will sign such federal income tax information return in its capacity as holder of an interest in the Trust. Each Residual Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns that may be filed by the Trust;

     (c) if such Residual Certificateholder is other than an individual or other entity holding its Residual Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Residual Certificate in a taxable sale or exchange, within 30 days of the date of the transfer; and

     (d) until the completion of the events specified in Section 10.1(e), not to, for any reason, institute proceedings for the Trust or the Sponsor to be adjudicated a bankrupt or

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insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Sponsor or the Trust or a substantial part of its property, or cause or permit the Sponsor or the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

     Except as provided in Section 2.13, and notwithstanding any other provision to the contrary in this Agreement, no Residual Certificateholder other than the Sponsor in its capacity as the "Sponsor" shall be deemed to have adopted, be bound by, or succeed in any way to any representation by, or duty of indemnification by or any other duty of, the Sponsor, including those contained in Sections 2.10, 2.12, 3.5, 4.6, 9.2 or elsewhere herein.

                                  ARTICLE III

                     Certificates and Transfer of Interests

     SECTION 3.1. Form. The Class A-1 Certificates, together with the Owner Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Trust Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Class A-1 Certificates, as evidenced by their execution of the Class A-1 Certificates. Any portion of the text of any Class A-1 Certificate may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Certificate.

     Each Class A-1 Certificate shall be dated the date of its authentication. The terms of the Class A-1 Certificates set forth in Exhibit A are part of the terms of this Trust Agreement.

     SECTION 3.2. Execution, Authentication and Delivery. The Class A-1 Certificates shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Certificates may be original or facsimile.

     Class A-1 Certificates bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Class A-1 Certificates or did not hold such offices at the date of such Class A-1 Certificates.

     The Trustee shall authenticate and shall deliver Class A-1 Certificates for original issue in an aggregate principal amount of $244,172,00.

     Each Class A-1 Certificate shall be dated the date of its authentication. The Class A-1 Certificates shall be issuable as registered Class A-1 Certificates in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

     No Class A-1 Certificate shall be entitled to any benefit under this Trust Agreement or under the Pooling Agreement or be valid or obligatory for any purpose, unless there appears attached to such Class A-1 Certificate a certificate of authentication substantially in the form provided for herein executed by the Owner Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Class A-1 Certificate shall be conclusive evidence, and the only evidence, that such Class A-1 Certificate has been duly authenticated and delivered hereunder. Subject to Section 3.8, the Class A-1 Certificates shall initially be delivered as Definitive Securities.

     SECTION 3.3. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and the registration of transfers of Securities. The Trustee shall be "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Upon any resignation of any Security Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Security Registrar.

     If a Person other than the Trustee is appointed by the Issuer as Security Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Security Registrar and of the location, and any change in the location, of the Security Register, and the Trustee shall have the right to inspect the Security Register at all reasonable times and to obtain copies thereof. The Trustee shall have the right to rely upon a certificate executed on behalf of the Security Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Securities and the principal amounts and number of such Securities.

     Upon surrender for registration or transfer of any Securities at the office of the Security Registrar designated for such purpose, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute or cause the Trustee to authenticate one or more new Securities, in any authorized denominations, of the same class and a like aggregate principal amount. As of the Closing Date, the Security Registrar has designated its offices located at 123 Washington Street, New York, New York 10006 for purposes of such registration of transfer. A Securityholder may also obtain from the Trustee, in the name of the designated transferee or transferees one or more new Securities, in any authorized denominations, of the same class and a like aggregate principal amount. Such requirements shall not be deemed to create a duty in the Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

     At the option of the Holder, Securities may be exchanged for other Securities in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and upon its request the Trustee shall authenticate the Securities which the Securityholder making the exchange is entitled to receive. Such requirements shall not be deemed to create a duty in the Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same beneficial ownership interest or debt, as appropriate, and entitled to the same benefits under this Trust Agreement and under the Pooling Agreement, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibit A, in the case of the Class A-1 Certificates, or Exhibit A to the Pooling Agreement, in the case of the Class A-2 Notes, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Security Registrar may require.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.3 or 4.4 hereof or 9.6 of the Pooling Agreement not involving any transfer.

     The Security Registrar shall not register the transfer of a Definitive Security unless the Trustee has received a representation letter (in form and substance satisfactory to the Trustee) from the prospective transferee to the effect that either (a) such transferee is not an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each, a "Benefit Plan") and is not acting on behalf of or investing the assets of a Benefit Plan or (b) the acquisition and continued holding of such Security by the transferee will be covered by a U.S. Department of Labor prohibited transaction class exemption. Each Security Owner, by acceptance of a beneficial interest in a Book-Entry Security, will be deemed to make one of the foregoing representations.

     SECTION 3.4. Mutilated, Destroyed, Lost or Stolen Securities. If (i) any mutilated Security is surrendered to the Security Registrar, or the Security Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Trustee, the Insurer and Freddie Mac such security or indemnity as may be required by it to hold the Issuer, the Trustee, the Insurer and Freddie Mac harmless, then, in the absence of notice to the Issuer, the Security Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a replacement Security (such requirement shall not be deemed to create a duty in the Owner Trustee to monitor the compliance by the Issuer with Section 8-405); provided, however, that if any such destroyed, lost or stolen Security, but not a mutilated Security, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Issuer may, instead of issuing a replacement Security, direct the Trustee, in writing, to pay such destroyed, lost or stolen Security when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Security or payment of a destroyed, lost or stolen Security pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Security in lieu of which such replacement Security was issued presents for payment such original Security, the Issuer, the Trustee, the Insurer and Freddie Mac shall be entitled to recover such replacement Security (or such payment) from the Person to whom it was delivered or any Person taking such replacement Security from such Person to whom such replacement Security was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Owner Trustee or the Trustee in connection therewith.

     Upon the issuance of any replacement Security under this Section, the Issuer may require the payment by the Holder of such Security of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee or the Owner Trustee) connected therewith.

     Every replacement Security issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Trust Agreement and of the Pooling Agreement equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.5. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Security, the Issuer, the Trustee, the Insurer and Freddie Mac and any agent of the Issuer, the Trustee, the Insurer and Freddie Mac may treat the Person in whose name any Security is registered (as of the Record Date) as the owner of such Security for the purpose of receiving payments of principal of and interest, if any on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Issuer, the Insurer, Freddie Mac, the Trustee nor any agent of the Issuer, the Insurer, Freddie Mac or the Trustee shall be affected by notice to the contrary.

     SECTION 3.6. Payment of Principal and Interest. All terms concerning the accrual of interest on the Securities and payment of any amounts on the Securities are contained in the Pooling Agreement.

     SECTION 3.7. Cancellation. Subject to Section 2.6(d) of the Pooling Agreement, all Securities surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. Subject to Section 2.6(d) of the Pooling Agreement, the Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by the Pooling Agreement or this Trust Agreement. Subject to Section 2.6(d) of the Pooling Agreement, all canceled Securities may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Securities have not been previously disposed of by the Trustee.

     SECTION 3.8. Book-Entry Securities. The Class A-2 Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Securities, to be delivered to The Depository Trust Company or its custodian, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Class A-2 Notes shall initially be registered on the Security Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Security Owner will receive a Definitive Security representing such Security Owner's interest in such Security, except as provided in Section 3.10. Unless and until definitive, fully registered Securities (the "Definitive Securities") have been issued to Security Owners pursuant to Section 3.10:

     (i) the provisions of this Section shall be in full force and effect;

    (ii) the Security Registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Pooling Agreement (including the payment of principal of and interest on the Class A-2 Notes and the giving of instructions or directions hereunder) as the sole Holder of the Class A-2 Notes, and shall have no obligation to the Class A-2 Note Owners;

    (iii) to the extent that the provisions of this Section conflict with any other provisions of this Trust Agreement or with provisions of the Pooling Agreement, the provisions of this Section shall control;

    (iv) the rights of Class A-2 Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Class A-2 Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Securities are issued pursuant to Section 3.10, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Class A-2 Notes to such Clearing Agency Participants;

    (v) whenever this Agreement or the Pooling Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Securities evidencing a specified percentage of the Outstanding Amount of the Securities, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Class A-2 Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Class A-2 Notes and has delivered such instructions to the Trustee; and

    (vi) Class A-2 Note Owners may receive copies of any reports sent to Securityholder pursuant to this Agreement or the Pooling Agreement, upon written request, together with a certification that they are Security Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office.

     SECTION 3.9. Notices to Clearing Agency. Whenever a notice or other communication to the Securityholder is required under this Agreement or the Pooling Agreement, unless and until Definitive Securities shall have been issued to Security Owners pursuant to Section 3.10, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Securities to the Clearing Agency, and shall have no obligation to the Security Owners.

     SECTION 3.10. Definitive Securities. If (i) the Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Class A-2 Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of a Rapid Amortization Event, Class A-2 Securityholders representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Class A-2 Notes advise the Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Class A-2 Securityholders, then the Clearing Agency shall notify all Class A-2 Securityholders and the Trustee of the occurrence of any such event and of the availability of Definitive Securities to Class A-2 Securityholders requesting the same. Upon surrender to the Trustee of the typewritten Class A-2 Note or Class A-2 Notes representing the Book-Entry Securities by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Trustee shall authenticate the Definitive Securities in accordance with the instructions of the Clearing Agency. None of the Issuer, the Security Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Securities, the Trustee shall recognize the Holders of the Definitive Securities as Securityholders.

                                   ARTICLE IV

  Ownership of Trust Property; Residual Certificates and Transfer of Interests

     SECTION 4.1. Trust Property Ownership(a) . (a) Upon the formation of the Trust by the contribution by the Sponsor pursuant to Section 2.5, the Owner Trustee, contemporaneously therewith, having full power, authority, and authorization to do so, has executed, authenticated, dated, issued, and delivered, in the name and on behalf of the Trust, to the Sponsor, one (1) or more Residual Certificates representing in the aggregate and together with the Class A-1 Certificates a 100% interest in the Trust, and has registered such Residual Certificate(s) on the Residual Certificate Register in the name of the Sponsor. Such Residual Certificate(s) are duly authorized, validly issued, and entitled to the benefits of this Agreement. The Sponsor shall at all times keep and own a Residual Certificate or Residual Certificates representing no less than 1% interest, and at no time will the Sponsor sell or alienate its interest represented by Residual Certificate(s) in such a way as to reduce its aggregate beneficial ownership in the Residual Certificates to less than 1%.

     (b) Upon the transfer and assignment to the Trust of the Mortgage Loans pursuant to Section 2.01 of the Sale and Servicing Agreement, the beneficial ownership of the Trust's property shall be evidenced as follows:

            Class                                    Property Owned
Class A-1 Certificates                o  An undivided beneficial interest in the
                                         Mortgage Loans included in Pool I to
                                         the extent of or as defined by the
                                         right of such Class A-1 Certificates to
                                         receive payments of principal and
                                         interest pursuant to the Pooling
                                         Agreement.

Residual Certificates                 o  Subject to the rights of the Class A-1
                                         Certificates, the Class A-2 Notes, the
                                         Insurer and Freddie Mac, any and all
                                         other property of the Trust from time
                                         to time.

     SECTION 4.2. The Residual Certificates. Except for Residual Certificates issued to the Sponsor, the Residual Certificates shall be issued in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Residual Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Residual Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Residual Certificates or did not hold such offices at the date of authentication and delivery of such Residual Certificates. A transferee of a Residual Certificate shall become a Residual Certificateholder, and shall be entitled to the rights and subject to the obligations of a Residual Certificateholder hereunder, upon due registration of such Residual Certificate in such transferee's name pursuant to Section 4.4.

     SECTION 4.3. Authentication of Residual Certificates. Concurrently with the initial sale of the Mortgage Loans to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Residual Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Sponsor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Sponsor, in authorized denominations. No Residual Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Residual Certificate a certificate of authentication substantially in the form set forth in Exhibit B, executed by the Owner Trustee, by manual signature; such authentication shall constitute conclusive evidence that such Residual Certificate shall have been duly authenticated and delivered hereunder. All Residual Certificates shall be dated the date of their authentication.

     SECTION 4.4. Registration of Transfer and Exchange of Residual Certificates. The Residual Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 4.8, a Residual Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Residual Certificates and of transfers and exchanges of Residual Certificates as herein provided. The Owner Trustee shall be the initial Residual Certificate Registrar.

     In furtherance of and not in limitation of the foregoing, each Residual Certificateholder, by acceptance of its Residual Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held in the Reserve Fund prior to the release of such monies pursuant to Section 8.7(d)(xiv) of the Pooling Agreement, such monies being held in trust for the benefit of the Securityholders and the Insurer. Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Reserve Fund constitute a pledge of collateral, then the provisions of the Sale and Servicing Agreement shall be considered to constitute a security agreement and the Sponsor and the Residual Certificateholders hereby grant to the Trustee and the Insurer a first priority perfected security interest in such amounts. In addition, each Residual Certificateholder, by acceptance of its Residual Certificate, hereby appoints the Sponsor as its agent to pledge a first priority perfected security interest in the Reserve Fund, and any amounts held therein from time to time to the Trustee and the Insurer and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Insurer shall consider reasonably necessary in order to perfect the Trustee's security interest in the Mortgage Loans.

     SECTION 4.5. Mutilated, Destroyed, Lost or Stolen Residual Certificates. If
(a) any mutilated Residual Certificate shall be surrendered to the Residual Certificate Registrar, or if the Residual Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Residual Certificate and (b) there shall be delivered to the Residual Certificate Registrar, the Owner Trustee, the Insurer and Freddie Mac such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Residual Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Residual Certificate, a new Residual Certificate of like class, tenor and denomination. In connection with the issuance of any new Residual Certificate under this Section, the Owner Trustee or the Residual Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Residual Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Residual Certificate shall be found at any time.

     SECTION 4.6. Persons Deemed Residual Certificateholders. Every Person by virtue of becoming a Residual Certificateholder in accordance with this Agreement and the rules and regulations of the Residual Certificate Registrar shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Residual Certificate for registration of transfer, the Owner Trustee, the Residual Certificate Registrar, the Insurer and Freddie Mac and any agent of the Owner Trustee, the Residual Certificate Registrar, the Insurer and Freddie Mac, may treat the Person in whose name any Residual Certificate shall be registered in the Residual Certificate Register as the owner of such Residual Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and the Pooling Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Residual Certificate Registrar, the Insurer or Freddie Mac nor any agent of the Owner Trustee, the Residual Certificate Registrar, the Insurer or Freddie Mac shall be bound by any notice to the contrary.

     SECTION 4.7. Access to List of Residual Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Sponsor, the Insurer or Freddie Mac, within 15 days after receipt by the Owner Trustee of a request therefor from such Person in writing, a list, of the names and addresses of the Residual Certificateholders as of the most recent Record Date. If three or more Holders of Residual Certificates or one or more Holders of Residual Certificates evidencing not less than 25% by Percentage Interest apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Residual Certificateholders with respect to their rights under this Agreement or under the Residual Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Residual Certificateholders. Each Holder, by receiving and holding a Residual Certificate, shall be deemed to have agreed not to hold any of the Sponsor, the Servicer, the Owner Trustee, the Insurer or Freddie Mac or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 4.8. Maintenance of Office or Agency. The Owner Trustee shall maintain in Wilmington, Delaware an office or offices or agency or agencies where Residual Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Residual Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to the Sponsor, the Residual Certificateholders, the Insurer and Freddie Mac of any change in the location of the Residual Certificate Register or any such office or agency.

     SECTION 4.9. ERISA Restrictions. The Residual Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA,
(ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding its beneficial ownership interest in its Residual Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

     SECTION 4.10. Restrictions on Transfer of Residual Certificates.

     (a) The Residual Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated or otherwise conveyed (collectively, for purposes of this Section 4.10 and any other Section referring to the Residual Certificates, "transferred" or a "transfer") only in accordance with this
Section 4.10.

     (b) No transfer of a Residual Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except for the initial issuance of the Residual Certificate to the Sponsor, the Trustee shall require (i) the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee and the Controlling Party certifying to the Trustee and the Controlling Party the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Controlling Party or (ii) if the investment letter is not delivered, a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Controlling Party and the Sponsor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor from said Act or is being made pursuant to said Act, which Opinion of Counsel shall not be an expense of the Trustee, the Controlling Party or the Sponsor. The Holder of a Residual Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Sponsor, the Insurer and Freddie Mac against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (c) The Residual Certificate and any interest therein shall not be transferred except upon satisfaction of the following conditions precedent: (i) the Person that acquires a Residual Certificate shall (A) be organized and existing under the laws of the United States of America or any state thereof or the District of Columbia; (B) expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, the Insurer and Freddie Mac, the performance of every covenant and obligation of the Sponsor hereunder and (C) as part of its acquisition of a Residual Certificate, acquire all rights of the Sponsor or any transferee under this Section 4.10(c) to amounts payable to such Sponsor or such transferee under Section 8.7(d)(xiv) of the Pooling Agreement;
(ii) the Holder of the Residual Certificates shall deliver to the Trustee, the Insurer and Freddie Mac an Officer's Certificate stating that such transfer and such supplemental agreement comply with this Section 4.10(c) and that all conditions precedent provided by this Section 4.10(c) have been complied with and an Opinion of Counsel stating that all conditions precedent provided by this
Section 4.10(c) have been complied with, and the Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying;
(iii) the Holder of the Residual Certificates shall deliver to the Trustee, the Insurer and Freddie Mac a letter from each Rating Agency confirming that its rating of the

Securities, after giving effect to such transfer, will not be reduced or withdrawn without regard to the Policy; (iv) the transferee of the Residual Certificates shall deliver to the Trustee, the Insurer and Freddie Mac an Opinion of Counsel to the effect that (a) such transfer will not adversely affect the treatment of the Securities after such transfer as debt for federal and applicable state income tax purposes, (b) such transfer will not result in the Trust being subject to tax at the entity level for federal or applicable state tax purposes, (c) such transfer will not have any material adverse impact on the federal or applicable state income taxation of a Securityholder or any Residual Certificateholder and (d) such transfer will not result in the arrangement created by this Agreement or any "portion" of the Trust, being treated as a taxable mortgage pool as defined in Section 7701(i) of the Code;
(v) all filings and other actions necessary to continue the perfection of the interest of the Trust in the Mortgage Loans and the other property conveyed hereunder shall have been taken or made and (vi) the Controlling Party shall have consented to such transfer. Notwithstanding the foregoing, the requirement set forth in subclause (i)(A) of this Section 4.10(c) shall not apply in the event the Trustee shall have received a letter from each Rating Agency confirming that its rating of the Securities, after giving effect to a proposed transfer to a Person that does not meet the requirement set forth in subclause
(i)(A), shall not be reduced or withdrawn without regard to the Policy. Notwithstanding the foregoing, the requirements set forth in this paragraph (c) shall not apply to the initial issuance of the Residual Certificates to the Sponsor.

     Except for the initial issuance of the Residual Certificate to the Sponsor, no transfer of a Residual Certificate shall be made unless the Trustee and the Controlling Party shall have received a representation letter from the transferee of such Residual Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Controlling Party to the effect that such transferee is not a Benefit Plan, nor a Person acting on behalf of or using the assets of a Benefit Plan, which representation letter shall not be an expense of the Trustee, or the Controlling Party.

     (d) No transfer or pledge of the Residual Certificates shall result in more than 98 other holders of Residual Certificates.

     SECTION 4.11. Acceptance of Obligations. The Sponsor, by its acceptance of the Residual Certificates, agrees to be bound by and to perform all the duties of the Sponsor set forth in this Agreement.

     SECTION 4.12. Distributions on Residual Certificates. The Holders of the Residual Certificates will be entitled to distributions on each Payment Date, as provided in the Sale and Servicing Agreement and the Pooling Agreement.

                                   ARTICLE V

                         Voting Rights and Other Actions

     SECTION 5.1. Prior Notice to Holders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Residual Certificateholders, the Controlling Party and Freddie Mac in writing of the proposed action and the Residual Certificateholders and the Controlling Party shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Residual Certificateholders or the Controlling Party have withheld consent or provided alternative direction:

     (a) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holders);

     (b) the amendment of the Pooling Agreement by a supplemental Pooling Agreement in circumstances where the consent of any Securityholder is required;

     (c) the amendment of the Pooling Agreement by a supplemental Pooling Agreement in circumstances where the consent of any Securityholder is not required and such amendment materially adversely affects the interest of the Residual Certificateholders; or

     (d) except pursuant to Section 9.01 of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Residual Certificateholders.

The Owner Trustee shall notify the Residual Certificateholders in writing of any appointment of a successor Security Registrar, or Residual Certificate Registrar within five Business Days thereof.

     SECTION 5.2. Action by Residual Certificateholders with Respect to Certain Matters.

     (a) Upon the written request from time to time of Residual Certificateholder(s) evidencing not less than 51% by Percentage Interest and subject to the prior review by the Controlling Party, the Owner Trustee shall take appropriate actions to remove Mortgage Loans from Pool I and/or Pool II pursuant to Section 2.07 of the Sale and Servicing Agreement. The Owner Trustee shall notify the Insurer and Freddie Mac of any such proposed removal. The Owner Trustee will take such actions with respect to removal of Mortgage Loans as may from time to time be proposed by the Residual Certificateholders pursuant to Sections 5.2(b) and 5.5.

     (b) Upon the written request of any Residual Certificateholder or Class A-1 Securityholder (a "Proposer"), the Owner Trustee shall distribute promptly to all Residual Certificateholders or Class A-1 Securityholders, as appropriate any request for action or consent of Residual Certificateholders submitted by such Proposer, with a copy to the Manager. The Owner Trustee shall provide a reasonable method for collecting responses to such request and shall tabulate and report the results thereof to the Residual Certificateholders or Class A-1 Securityholders, as appropriate, and the Manager. The Owner Trustee shall have no responsibility or duty to determine if any such proposed action or consent is permitted under the terms of this Agreement or applicable law.

     SECTION 5.3. Action with Respect to Bankruptcy. Until one year and one day following the day on which the Securities have been paid in full, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.12(b) relating to the Trust without the prior written consent of the Controlling Party. Until one year and one day following the day on which the Securities have been paid in full, all amounts due to the Insurer under the Insurance Agreement and to Freddie Mac under the Pooling Agreement have been paid in full, the Policy has terminated and the Trustee has surrendered the Policy to the Insurer, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.12(b) relating to the Trust without the prior written consent of all of the Residual Certificateholders and the Controlling Party, and the delivery to the Owner Trustee by each such Residual Certificateholder and the Controlling Party, of a certificate certifying that such Residual Certificateholder or Class A-1 Securityholders, as appropriate, reasonably believes that the Trust is insolvent.

     SECTION 5.4. Restrictions on Residual Certificateholders' Power.

     (a) Neither the Residual Certificateholders nor the Controlling Party shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 or otherwise contrary to law nor shall the Owner Trustee be obligated to follow any such direction, if given.

     (b) Neither the Controlling Party nor any Residual Certificateholder (other than the Sponsor as sole Residual Certificateholder) shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless such party is the Instructing Party pursuant to Section 7.3 and unless such party previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless Residual Certificateholders evidencing not less than 25% by Percentage Interest or the Controlling Party shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 7.3; it being understood and intended, and being expressly covenanted by each Residual Certificateholder with every other Residual Certificateholder, the Owner Trustee or the Controlling Party, that no Controlling Party or one or more Holders of Residual Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Residual Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Residual Certificateholders and the Controlling Party. For the protection and enforcement of the provisions of this
Section 5.4, each and every Residual Certificateholder, the Owner Trustee and the Controlling Party shall be entitled to such relief as can be given either at law or in equity.

     SECTION 5.5. Majority Control. No Residual Certificateholder or Class A-1 Securityholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement. Except as expressly provided herein, any action that may be taken by the Residual Certificateholders or Class A-1 Securityholder under this Agreement may be taken by the Holders of Residual Certificates or Class A-1 Certificates evidencing not less than a 51% by Percentage Interest of such class. Except as expressly provided herein, any written notice of the Residual Certificateholders, or Class A-1 Securityholders delivered pursuant to this Agreement shall be effective if signed by Residual Certificateholders or Class A-1 Securityholders, as appropriate, evidencing not less than a 51% Percentage Interest in such Class at the time of the delivery of such notice.

     SECTION 5.6. Rights of the Controlling Party. Notwithstanding anything to the contrary in the Basic Documents, without the prior written consent of the Controlling Party, the Owner Trustee shall not (i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Mortgage Loan or any rights of the Trust thereunder, (iii) authorize the merger or consolidation of the Trust with or into any other business trust or other entity, (iv) amend the Certificate of Trust or (v) amend this Agreement in accordance with Section 12.1 of this Agreement.

                                   ARTICLE VI

                                 Certain Duties

     SECTION 6.1. Accounting and Records to the Class A-1 Securityholders, Residual Certificateholders, the Internal Revenue Service and Others. Subject to Sections 8.01(b)(iii) and 8.01(c) of the Sale and Servicing Agreement, the Sponsor shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, including, without limitation, the allocations of net income under Section 2.11 hereof, (b) deliver (or cause to be delivered) to each Residual Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1, if applicable) to enable each Residual Certificateholder to prepare its Federal and state income tax returns, (c) file or cause to be filed, if necessary, such tax returns relating to the Trust (including a partnership information return, Form 1065), and direct the Owner Trustee or the Servicer, as the case may be, to make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a branch, or if applicable, as a partnership, for Federal income tax purposes and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 8.01(b)(ii) of the Sale and Servicing Agreement with respect to income or distributions to Residual Certificateholders and the appropriate forms relating thereto. The Owner Trustee or the Servicer, as the case may be, shall make all elections pursuant to this Section as directed in writing by the Sponsor. The Owner Trustee shall sign all tax information returns, if any, filed pursuant to this Section 6.1 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Sponsor or the Servicer. The Sponsor will direct the Owner Trustee and the Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Mortgage Loans. The Sponsor shall not direct the Owner Trustee and the Owner Trustee shall not make the election provided under Section 754 of the Code.

     SECTION 6.2. Signature on Returns; Tax Matters Partner.

     (a) Notwithstanding the provisions of Section 6.1 and in the event that the Trust is characterized as a partnership, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Residual Certificateholder to sign such documents, in which case such documents shall be signed by the Sponsor.

     (b) In the event that the Trust is characterized as a partnership, the Sponsor shall be the "tax matters partner" of the Trust pursuant to the Code.

     SECTION 6.3. Certificate Purchase Agreement and Underwriting Agreement. The Servicer is hereby authorized to execute and deliver the Certificate Purchase Agreement in respect to the Class A-1 Certificates and the Underwriting Agreement with respect to the Class A-2 Notes.

                                  ARTICLE VII

                      Authority and Duties of Owner Trustee

     SECTION 7.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Sponsor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Trustee to authenticate and deliver Class A-1 Certificates in the aggregate principal amount of $244,172,000 and Class A-2 Notes in the aggregate principal amount of $108,598,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party recommends with respect to the Basic Documents so long as such activities are consistent with the terms of the Basic Documents. The Owner Trustee may rely on the Manager to carry out any action that the Owner Trustee is authorized or directed to perform hereunder, to the extent permitted by the Management Agreement.

     SECTION 7.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Holders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement or the failure of the Manager to carry out its obligations under the Management Agreement.

     SECTION 7.3. Action upon Instruction.

     (a) Subject to Article V, the Controlling Party (the "Instructing Party") shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic Document. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents. In acting in accordance with the direction of the Insurer pursuant to this Section or pursuant to Article V, the Owner Trustee shall not be deemed to (i) owe any fiduciary obligation to the Insurer or (ii) have violated any fiduciary responsibility to the Residual Certificateholders or the Class A-1 Securityholders.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Instructing Party received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, notwithstanding any other provision of this Agreement, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Residual Certificateholders and the Class A-1 Securityholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, notwithstanding any other provision of this Agreement, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Residual Certificateholders, and shall have no liability to any Person for such action or inaction.

     SECTION 7.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 7.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this

Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION 7.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 7.3.

     SECTION 7.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or
(b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation or a publicly traded partnership for Federal income tax purposes. The Residual Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VIII

                          Concerning the Owner Trustee

     SECTION 8.1. Acceptance of Trust and Duties. The Owner Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 8.3 expressly made by the Owner Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 7.4 hereof, or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) the Owner Trustee shall not be liable for any error of judgment, not constituting negligence, made by a Responsible Officer of the Owner Trustee;

     (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it if such action or omission is in accordance with the instructions of the Instructing Party, the Sponsor, the Servicer or any Residual Certificateholder pursuant to the terms hereof;

     (c) or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) by or arising under any of the Basic Documents, including the principal of and interest on the Securities;

     (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Sponsor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificates of authentication on the Securities and the Residual Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Sponsor, the Insurer, Freddie Mac, Trustee, any Residual Certificateholder, other than as expressly provided for herein and in the Basic Documents;

     (f) the Owner Trustee shall not be liable for the default or misconduct of the Sponsor, the Insurer, Freddie Mac, the Trustee, or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Sponsor under this Agreement, by the Trustee under the Pooling Agreement or the Servicer under the Sale and Servicing Agreement; and

     (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Instructing Party or any of the Residual Certificateholders, unless such Instructing Party or Residual Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

     SECTION 8.2. Furnishing of Documents. The Owner Trustee shall furnish to the Residual Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION 8.3. Representations and Warranties. The Owner Trustee hereby represents and warrants, in its individual capacity, to the Sponsor and the Holders that:

     (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

     (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 8.4. Reliance; Advice of Counsel.

     (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document.

     SECTION 8.5. Not Acting in Individual Capacity. Except as provided in this
Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION 8.6. Owner Trustee Not Liable for Securities, Residual Certificates or Mortgage Loans. The recitals contained herein and in the Securities (other than the signature and countersignature of the Owner Trustee on the Certificates) and the Residual Certificates (other than the signature and countersignature of the Owner Trustee on the Residual Certificates), shall be taken as the statements of the Sponsor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document, of the Securities (other than the signature and countersignature of the Owner Trustee on the Securities) or of the Residual Certificates (other than the signature and countersignature of the Owner Trustee on the Residual Certificates), or of any Mortgage Loan or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Residual Certificateholders under this Agreement or the Securityholders under the Pooling Agreement, including, without limitation: the existence, condition and ownership of any Mortgage Loan; the existence and enforceability of any insurance thereon; the existence and contents of any Mortgage Loan on any computer or other record thereof; the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Sponsor, the Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION 8.7. Owner Trustee May Own Securities and Residual Certificates. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Securities or Residual Certificates and may deal with the Sponsor, the Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

     SECTION 8.8. Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Wilmington Trust Company, or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

     SECTION 8.9. Doing Business in Other Jurisdictions. Notwithstanding anything contained to the contrary, neither Wilmington Trust Company or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 11.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company (or any successor thereto); or (iii) subject Wilmington Trust Company (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                   ARTICLE IX

                          Compensation of Owner Trustee

     SECTION 9.1. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder the Owner Trustee Fees, and the Owner Trustee shall be entitled to be reimbursed by the Sponsor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents.

     SECTION 9.2. Indemnification. The Sponsor shall be liable as primary obligor for, and shall indemnify the Owner Trustee (in its individual and trust capacities) and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may (in its trust or individual capacities) at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Sponsor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 8.1. The indemnities contained in this Section and the rights under Section 9.1 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Sponsor which approval shall not be unreasonably withheld.

     SECTION 9.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article IX shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

     SECTION 9.4. Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Residual Certificateholder.

                                   ARTICLE X

                         Termination of Trust Agreement

     SECTION 10.1. Termination of Trust Agreement.

     (a) This Agreement and the Trust shall terminate and be of no further force or effect upon the later of (i) the maturity or other liquidation of the last Mortgage Loan (including the redemption by the Sponsor at its option of the Securities as described in
Section 7.01(b) of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Mortgage Loans as provided in the Basic Documents or (ii) the payment to Residual Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the payment to the Insurer and Freddie Mac of all amounts payable or reimbursable to them pursuant to the Sale and Servicing Agreement and, respectively, the Insurance Agreement and the Guarantee; provided, however, that the rights to indemnification under Section 9.2 and the rights under Section 9.1 shall survive the termination of the Trust. The Servicer shall promptly notify the Owner Trustee, the Insurer and Freddie Mac of any prospective termination pursuant to this Section 10.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Residual Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Residual Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Except as provided in clause (a), neither the Sponsor nor any other Residual Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Residual Certificateholders shall surrender their Residual Certificates to the Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Residual Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 7.01(c) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Residual Certificates shall be made upon presentation and surrender of the Residual Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Residual Certificates at the office of the Trustee therein specified. The Owner Trustee shall give such notice to the Residual Certificate Registrar (if other than the Owner Trustee) and the Trustee at the time such notice is given to Residual Certificateholders. Upon presentation and surrender of the Residual Certificates, the Trustee shall cause to be distributed to Residual Certificateholders amounts distributable on such Payment Date pursuant to Section 8.7(d)(xiv) of the Pooling Agreement.

     In the event that all of the Residual Certificateholders shall not surrender their Residual Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Residual Certificateholders to surrender their Residual Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Residual Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Residual Certificateholders concerning surrender of their Residual Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Sponsor and Holders shall look solely to the Sponsor for payment.

     (d) Any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Owner Trustee to the Sponsor.

     (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Business Trust Statute.

                                   ARTICLE XI

             Successor Owner Trustees and Additional Owner Trustees

     SECTION 11.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; (iv) having (or having a parent which has) a rating of at least Baa3 by Moody's or A-1 by Standard & Poor's; and (v) acceptable to the Insurer and Freddie Mac. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 11.2.

     SECTION 11.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Sponsor (or in the event that the Sponsor is not the sole Residual Certificateholder, the Holders of Residual Certificates evidencing not less than a majority in interest in the Trust), the Insurer, Freddie Mac and the Servicer. Upon receiving such notice of resignation, the Sponsor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in Section 11.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that the Sponsor shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Insurer by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 11.1 and shall fail to resign after written request therefor by the Sponsor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Residual Certificateholder with the consent of the Controlling Party may remove the Owner Trustee. If the Residual Certificateholder shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Sponsor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in
Section 11.1 herein, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Insurer, one copy to Freddie Mac and one copy to the successor Owner Trustee and the Sponsor shall pay all fees owed to the outgoing Owner Trustee, if not previously paid by the Trust.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 11.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Sponsor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     Notwithstanding any other provision of this Agreement, and in addition to any other method of removal of the Owner Trustee contained herein, upon a proposal made pursuant to Section 5.2(b) and the subsequent consent of Residual Certificateholders and Class A-1 Securityholders representing no less than a 66-2/3% Percentage Interest of each of the Residual Certificateholders and Class A-1 Securityholders in the Trust, the Owner Trustee may be removed as Owner Trustee, subject to the consent of the Controlling Party, which consents are not to be unreasonably withheld. In the event the Owner Trustee is removed pursuant to this paragraph, the provisions of this Agreement, including Article X herein, shall apply as if the Owner Trustee had resigned hereunder.

     SECTION 11.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 11.2 shall execute, acknowledge and deliver to the Sponsor, the Servicer, the Insurer and Freddie Mac and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Sponsor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 11.1.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice of the successor of such Owner Trustee to all Residual Certificateholders, the Trustee, the Securityholders and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 11.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 11.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     SECTION 11.5. Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Controlling Party to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject to the approval of the Controlling Party (which approval shall not be unreasonably withheld) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 11.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 11.3.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

    (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

   (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer, the Insurer and Freddie Mac.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                  ARTICLE XII

                                  Miscellaneous

     SECTION 12.1. Supplements and Amendments.

     (a) This Agreement may be amended by the Sponsor and the Owner Trustee, with the prior written consent of the Controlling Party and with prior written notice to the Rating Agencies, without the consent of any of the Securityholders or, in the event that the Sponsor is not the sole Residual Certificateholder, the Residual Certificateholders, (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel which may be based upon a certificate of the Servicer, adversely affect in any material respect the interests of any Securityholder or Residual Certificateholder.

     (b) This Agreement may also be amended from time to time, with the prior written consent of the Controlling Party, by the Sponsor and the Owner Trustee, with prior written notice to the Rating Agencies, and, to the extent such amendment materially and adversely affects the interests of the Securityholders, with the consent of the Securityholders evidencing not less than a majority of the Outstanding Amount of the Securities and, the consent of the Residual Certificateholders evidencing not less than a majority interest in the Trust (which consent of any Holder of a Security or Residual Certificate given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Security or Residual Certificate and of any Security or Residual Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Security or Residual Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders or the Residual Certificateholders; provided, however, that, subject to the express rights of the Insurer and Freddie Mac under the Basic Documents, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made for the benefit of the Securityholders or the Residual Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Securities and the Residual Certificate, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Securities and Holders of all outstanding Residual Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Residual Certificateholder, the Trustee, the Insurer, Freddie Mac and each of the Rating Agencies.

     It shall not be necessary for the consent of Securityholders, the Residual Certificateholders or the Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Residual Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Residual Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 12.2. No Legal Title to Owner Trust Estate in Residual Certificateholders. The Residual Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Residual Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Article IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Residual Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 12.3. Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Sponsor, the Residual Certificateholders, the Servicer and, to the extent expressly provided herein, the Insurer, Freddie Mac, the Trustee and the Securityholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 12.4. Notices.

     (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Sponsor, addressed to GreenPoint Mortgage Securities Inc., 700 Larkspur Landing Circle, Suite 240, Larkspur, California 94939; if to the Insurer, addressed to Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Surveillance Department, Telecopy No.: (212) 668-0340; if to Freddie Mac, addressed to Federal Home Loan Mortgage Corporation, 8200 Jones Branch Drive, McLean, Virginia 22101, Attention: Vice-President, Structured Finance, Telecopy No.:
(703) 903-3029; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Residual Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Residual Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Residual Certificateholder receives such notice.

     SECTION 12.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 12.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 12.7. Assignments; Insurer and Freddie Mac.

     (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement shall also inure to the benefit of the Insurer and Freddie Mac. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Insurer and Freddie Mac shall be for the benefit of and run directly to the Insurer and Freddie Mac, respectively, and the Insurer and Freddie Mac shall each be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. Each of the Insurer and Freddie Mac may disclaim any of its rights and powers under this Agreement (but not their duties and obligations under the Policy and the Guarantee, respectively) upon delivery of a written notice to the Owner Trustee.

     (b) In accepting instructions from the Controlling Party pursuant to
Article V or Section 7.3 of this Agreement, and with respect to any other obligations of the Owner Trustee to the Insurer and Freddie Mac under this Agreement, the Owner Trustee undertakes to perform or observe only its express obligations under this Agreement, and no implied obligations with respect to the Insurer and Freddie Mac shall be read into this Agreement against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Insurer or Freddie Mac and it is expressly understood and agreed by the Insurer and Freddie Mac that the Owner Trustee shall not be personally liable or responsible for the payment of any amount owing on or with respect to the Basic Documents or for the failure of the Trust to perform its obligations under the Basic Documents or any other agreement with respect thereto.

     SECTION 12.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Residual Certificateholder, by accepting a Residual Certificate, and the Trustee and each Securityholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Sponsor, or join in any institution against the Sponsor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Securities, the Residual Certificates, this Agreement or any of the Basic Documents.

     SECTION 12.9. No Recourse. Each Residual Certificateholder by accepting a Residual Certificate acknowledges that such Residual Certificateholder's Residual Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Servicer, the Sponsor, the Owner Trustee, the Trustee, the Insurer, Freddie Mac or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Residual Certificates or the Basic Documents.

     SECTION 12.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 12.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 12.12. Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.



                                            WILMINGTON TRUST COMPANY,
                                               Owner Trustee


                                            By: /s/ W. Chris Sponenberg
                                               ------------------------
                                               Name:  W. Chris Sponenberg
                                               Title: Assistant Vice President


                                            GREENPOINT MORTGAGE SECURITIES INC.,
                                              Sponsor


                                            By: /s/ Gilbert J. MacQuarrie
                                               -----------------------------
                                               Name:  Gilbert J. MacQuarrie
                                               Title: Vice President

Acknowledged and Agreed:

GREENPOINT MORTGAGE FUNDING, INC.,
Servicer

By: /s/ Becky Poisson
   -------------------------------
    Name:  Becky Poisson
    Title: Vice President


AMBAC ASSURANCE CORPORATION,
Insurer

By: /s/ Jeffrey D. Nabi
   -------------------------------
    Name:   Jeffrey D. Nabi
    Title:  First Vice President


FEDERAL HOME LOAN MORTGAGE CORPORATION

By: /s/ Andrew P. Blocher
   -------------------------------
    Name:  Andrew P. Blocher
    Title: Director-Structured Finance Marketing

                                                                       EXHIBIT A

                              [Form of Certificate]

         GREENPOINT HOME EQUITY LOAN TRUST 2000-1 CLASS A-1 CERTIFICATE


REGISTERED                                                          $244,172,000

No. A-1-__


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Certificates referred to in the within-mentioned Trust Agreement.


                BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee



                 By:
                    ----------------------------------------------------------
                                   Authenticating Agent



     THE PRINCIPAL OF THIS CLASS A-1 CERTIFICATE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    GREENPOINT HOME EQUITY LOAN TRUST 2000-1

                CLASS A-1 VARIABLE RATE ASSET BACKED CERTIFICATES

     GreenPoint Home Equity Loan Trust 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to FEDERAL HOME LOAN MORTGAGE CORPORATION, or registered assigns, the principal sum of
($        ), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $
and the denominator of which is $          by (ii) the aggregate amount, if any,
payable from the Collection Account in respect of principal on the Class A-1 Certificates pursuant to Section 9.7 of the Pooling Agreement; provided, however, that the entire unpaid principal amount of this Certificate shall be
due and payable on the Payment Date in             (the "Final Scheduled Payment
Date"). The Issuer will pay interest on this Class A-1 Certificate at the rate per annum provided in the Pooling Agreement on each Payment Date on the principal amount of this Class A-1 Certificate outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-1 Certificate will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 29, 2000. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year. Such principal of and interest on this Class A-1 Certificate shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Class A-1 Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Certificate shall be applied first to interest due and payable on this Class A-1 Certificate as provided above and then to the unpaid principal of this Class A-1 Certificate.

     This Class A-1 Certificate is entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Ambac Assurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-1 Certificates on each Payment Date, all as more fully set forth in the Pooling Agreement. This Class A-1 Certificate is additionally entitled to the benefits of a guaranty issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") pursuant to which Freddie Mac has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-1 Certificates on each Payment Date, to the extent such amounts have not otherwise been paid by the Insurer, all as more fully set out in the Pooling Agreement.

     For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Class A-1 Certificates as indebtedness of the Sponsor and hereby instructs the Trustee to treat the Class A-1 Certificates as indebtedness of the Sponsor for federal and state tax reporting purposes. Each Securityholder by acceptance of a Class A-1 Certificate (and each owner of a beneficial interest in a Class A-1 Certificate by acceptance of such beneficial interest) agrees to treat the Class A-1 Certificates for federal income, state and local income and franchise and any other income taxes as indebtedness of the Sponsor.

     Each Securityholder or Security Owner, by acceptance of this Class A-1 Certificate or, in the case of a Security Owner, a beneficial interest in a Class A-1 Certificate, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Class A-1 Certificates or under the Pooling Agreement or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Sponsor, the Servicer, the Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Reference is made to the further provisions of this Class A-1 Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Certificate.

     Unless the certificate of authentication hereon has been executed by the Owner Trustee whose name appears below by manual signature, this Class A-1 Certificate shall not be entitled to any benefit under the Pooling Agreement referred to on the reverse hereof, or be valid or obligatory for any purpose.

     This Class A-1 Certificate is one of a duly authorized issue of Class A-1 Certificates of the Issuer, designated as its Class A-1 Variable Rate Asset Backed Certificates (herein called the "Class A-1 Certificates"), all issued under a Trust Agreement dated as of June 1, 2000 (such trust agreement, as supplemented or amended, is herein called the "Trust Agreement"), between GreenPoint Mortgage Securities Inc., as sponsor, and Wilmington Trust Company, as owner trustee (the "Owner Trustee", which term includes any successor Owner Trustee under the Trust Agreement). Certain rights of Securityholders in the Class A-1 Certificates are additionally described in the Pooling Agreement and Indenture dated as of June 1, 2000 (such pooling agreement, as supplemented or amended, is herein called the "Pooling Agreement"), between the Issuer, Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Pooling Agreement) and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Reference is made to the Trust Agreement and all trust agreements supplemental thereto and to the Pooling Agreement and all pooling agreements supplemental thereto for statements of the respective rights and obligations thereunder of the Issuer, the Trustee, the Owner Trustee and the Holders of the Class A-1 Certificates. The Class A-1 Certificates are subject to all terms of the Trust Agreement and the Pooling Agreement. All terms used in this Class A-1 Certificate that are defined in the Pooling Agreement, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Pooling Agreement, as so supplemented or amended. If any such terms are not defined in the Pooling Agreement, as supplemented or amended, then such terms shall have the meanings assigned to them in or pursuant to the Trust Agreement, as so supplemented or amended.

     The Class A-1 Certificates and the Class A-2 Notes (together, the "Securities") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Pooling Agreement.

     Principal of the Class A-1 Certificates will be payable on each Payment Date in an amount described in the Pooling Agreement. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 17, 2000. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

     As described above, the entire unpaid principal amount of this Class A-1 Certificate shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Pooling Agreement. Notwithstanding the foregoing, on the date on which a Rapid Amortization Period as described in Section 5.1(a) of the Pooling Agreement shall have occurred and be continuing and the Trustee or the Holders representing more than 50% of the Outstanding Amount of the Class A-1 Certificates, with the prior written consent of the Controlling Party shall have the right among others to direct the Trustee to sell or liquidate the Pool I Mortgage Loans as provided in Section 12.1 of the Pooling Agreement and pay such amounts to the Class A-1 Certificates. All principal payments on the Class A-1 Certificates shall be made pro rata to the Holders of the Class A-1 Certificates entitled thereto. The Policy or the Guarantee will cover any amounts by which such remaining net proceeds are insufficient to pay the Class A-1 Principal Balance, together with all accrued and unpaid interest thereon.

     Payments of interest on this Class A-1 Certificate due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A-1 Certificate, shall be made by wire transfer in immediately available funds to the account designated by the Person whose name appears as the Holder of this Class A-1 Certificate (or one or more Predecessor Securities) on the Certificate Register as of the close of business on each Record Date. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Security Register as of the applicable Record Date without requiring that this Class A-1 Certificate be submitted for notation of payment. Any reduction in the principal amount of this Class A-1 Certificate (or any one or more Predecessor Securities) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Certificate and of any Class A-1 Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Pooling Agreement, for payment in full of the then remaining unpaid principal amount of this Class A-1 Certificate on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Certificate at the office of the Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

     As provided in the Pooling Agreement, the Class A-1 Certificates may be redeemed pursuant to Section 11.1 of the Pooling Agreement, in whole, but not in part, at the option of the Sponsor (with the consent of the Controlling Party under certain circumstances), on any Payment Date on or after the date on which the Class A-1 Certificate Principal Balance is less than or equal to 10% of the Original Class A-1 Certificate Principal Balance.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, the transfer of this Class A-1 Certificate may be registered on the Security Register upon surrender of this Class A-1 Certificate for registration of transfer at the office or agency designated by the Issuer pursuant to the Pooling Agreement, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Class A-1 Certificates of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Certificate, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Securityholder or Security Owner, by acceptance of a Class A-1 Certificate or, in the case of a Security Owner, a beneficial interest in a Class A-1 Certificate covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Class A-1 Certificates or under the Pooling Agreement or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Sponsor, the Servicer, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Securityholder or Security Owner, by acceptance of a Class A-1 Certificate or, in the case of a Security Owner, a beneficial interest in a Class A-1 Certificate covenants and agrees that by accepting the benefits of the Pooling Agreement and the Trust Agreement that such Securityholder will not at any time institute against the Sponsor, or the Issuer or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Class A-1 Certificates, the Trust Agreement, the Pooling Agreement or the Basic Documents.

     Prior to the due presentment for registration of transfer of this Class A-1 Certificate, the Issuer, the Trustee, the Insurer and Freddie Mac and any agent of the Issuer, the Trustee, the Insurer or Freddie Mac may treat the Person in whose name this Class A-1 Certificate (as of the day of determination or as of such other date as may be specified in the Pooling Agreement) is registered as the owner hereof for all purposes, whether or not this Class A-1 Certificate be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Pooling Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A-1 Certificates under the Pooling Agreement at any time by the Issuer with the consent of the Insurer, Freddie Mac and of the Holders of Securities representing a majority of the Outstanding Amount of all Securities at the time Outstanding. Any such consent or waiver by the Holder of this Class A-1 Certificate (or any one of more Predecessor Securities) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Certificate and of any Class A-1 Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Certificate. The Pooling Agreement also permits the Trustee to amend or waive certain terms and conditions set forth in the Pooling Agreement without the consent of Holders of the Securities but with the consent of the Insurer and Freddie Mac.

     The term "Issuer" as used in this Class A-1 Certificate includes any successor to the Issuer under the Pooling Agreement or the Trust Agreement.

     The Class A-1 Certificates are issuable only in registered form in denominations as provided in the Trust Agreement, subject to certain limitations therein set forth.

     This Class A-1 Certificate and the Trust Agreement shall be construed in accordance with the laws of the state of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. The Pooling Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Trust Agreement or the Pooling Agreement and no provision of this Class A-1 Certificate, the Trust Agreement or of the Pooling Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Certificate at the times, place, and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Trust Agreement, the Pooling Agreement or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class A-1 Certificate or the Pooling Agreement, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Class A-1 Certificate by the acceptance hereof agrees that except as expressly provided in the Pooling Agreement or the Basic Documents in the case of a Rapid Amortization Event with respect to the Class A-1 Certificates under the Pooling Agreement, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Pooling Agreement or in this Class A-1 Certificate.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  June 29, 2000         GREENPOINT HOME EQUITY
                             LOAN TRUST 2000-1

                             By: Wilmington Trust Company, not in its individual
                                 capacity but solely as Owner Trustee


                             By:
                                  ----------------------------------------------
                                   Name:
                                   Title:

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

              --------------------------------------
                  (name and address of assignee)

the within Class A-1 Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Class A-1 Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (1)
      -----------------------------               ------------------------------
                                                        Signature Guaranteed:


















----------------------------------
    (1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-1 Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B


                              RESIDUAL CERTIFICATE


THIS RESIDUAL CERTIFICATE REPRESENTS CERTAIN RESIDUAL RIGHTS TO PAYMENT TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS RESIDUAL CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON.

THIS RESIDUAL CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS RESIDUAL CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.10 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS RESIDUAL CERTIFICATE MAY BE MADE UNLESS THE TRANSFEREE PROVIDES A REPRESENTATION LETTER FROM THE TRANSFEREE OF SUCH RESIDUAL CERTIFICATE, ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE INSURER AND FREDDIE MAC, TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE, NOR A PERSON ACTING ON BEHALF OF OR USING THE ASSETS OF ANY SUCH PLAN, WHICH REPRESENTATION LETTER SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE INSURER OR FREDDIE MAC.

NO TRANSFER OF A RESIDUAL CERTIFICATE SHALL BE MADE UNLESS SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR IS MADE IN ACCORDANCE WITH SAID ACT AND LAWS. EXCEPT FOR THE INITIAL ISSUANCE OF THE RESIDUAL CERTIFICATE TO THE SPONSOR, THE TRUSTEE SHALL REQUIRE (i) THE TRANSFEREE TO EXECUTE AN INVESTMENT LETTER ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE INSURER AND FREDDIE MAC CERTIFYING TO THE TRUSTEE, THE INSURER AND FREDDIE MAC THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE INSURER OR FREDDIE MAC OR (ii) IF THE INVESTMENT LETTER IS NOT DELIVERED, A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE INSURER, FREDDIE MAC AND THE SPONSOR THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM SAID ACT OR IS BEING MADE PURSUANT TO SAID

ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE INSURER, FREDDIE MAC OR THE SPONSOR. THE HOLDER OF A RESIDUAL CERTIFICATE DESIRING TO EFFECT SUCH TRANSFER SHALL, AND DOES HEREBY AGREE TO, INDEMNIFY THE SPONSOR, THE INSURER AND FREDDIE MAC AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT SO EXEMPT OR IS NOT MADE IN ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS.

THE RESIDUAL CERTIFICATES AND ANY INTEREST THEREIN SHALL NOT BE TRANSFERRED EXCEPT UPON SATISFACTION OF THE FOLLOWING CONDITIONS PRECEDENT: (I) THE PERSON THAT ACQUIRES A RESIDUAL CERTIFICATE SHALL (A) BE ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE OR THE DISTRICT OF COLUMBIA THEREOF, (B) EXPRESSLY ASSUME, BY AN AGREEMENT SUPPLEMENTAL HERETO, EXECUTED AND DELIVERED TO THE TRUSTEE, THE INSURER AND FREDDIE MAC, THE PERFORMANCE OF EVERY COVENANT AND OBLIGATION OF THE SPONSOR UNDER THE TRUST AGREEMENT AND (C) AS PART OF ITS ACQUISITION OF A RESIDUAL CERTIFICATE, ACQUIRE ALL RIGHTS OF THE SPONSOR OR ANY TRANSFEREE UNDER SECTION 4.10 OF THE TRUST AGREEMENT TO AMOUNTS PAYABLE TO THE RESIDUAL CERTIFICATE OR SUCH TRANSFEREE UNDER SECTIONS 9.6(D)(XIV) AND 9.5(C) OF THE POOLING AGREEMENT; (II) THE HOLDER OF THE RESIDUAL CERTIFICATES SHALL DELIVER TO THE TRUSTEE, THE INSURER AND FREDDIE MAC AN OFFICER'S CERTIFICATE STATING THAT SUCH TRANSFER AND SUCH SUPPLEMENTAL AGREEMENT COMPLY WITH SECTION 4.10(C) OF THE TRUST AGREEMENT AND THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 4.10(C) OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH AND AN OPINION OF COUNSEL STATING THAT ALL CONDITIONS PRECEDENT PROVIDED BY SECTION 4.10(C) OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH, AND THE TRUSTEE MAY CONCLUSIVELY RELY ON SUCH OFFICER'S CERTIFICATE, SHALL HAVE NO DUTY TO MAKE INQUIRIES WITH REGARD TO THE MATTERS SET FORTH THEREIN AND SHALL INCUR NO LIABILITY IN SO RELYING; (III) THE HOLDER OF THE RESIDUAL CERTIFICATES SHALL DELIVER TO THE TRUSTEE, THE INSURER AND FREDDIE MAC A LETTER FROM EACH RATING AGENCY CONFIRMING THAT ITS RATING OF THE SECURITIES, AFTER GIVING EFFECT TO SUCH TRANSFER, WILL NOT BE REDUCED OR WITHDRAWN WITHOUT REGARD TO THE POLICY; (IV) THE TRANSFEREE OF THE RESIDUAL CERTIFICATES SHALL DELIVER TO THE TRUSTEE, THE INSURER AND FREDDIE MAC AN OPINION OF COUNSEL TO THE EFFECT THAT (A) SUCH TRANSFER WILL NOT ADVERSELY AFFECT THE TREATMENT OF THE SECURITIES AFTER SUCH TRANSFER AS DEBT FOR FEDERAL AND APPLICABLE STATE INCOME TAX PURPOSES, (B) SUCH TRANSFER WILL NOT RESULT IN THE TRUST BEING SUBJECT TO TAX AT THE ENTITY LEVEL FOR FEDERAL OR APPLICABLE STATE TAX PURPOSES, (C) SUCH TRANSFER WILL NOT HAVE ANY MATERIAL ADVERSE IMPACT ON THE FEDERAL OR APPLICABLE STATE INCOME TAXATION OF A SECURITYHOLDER OR ANY RESIDUAL CERTIFICATEHOLDER AND (D) SUCH TRANSFER WILL NOT RESULT IN THE ARRANGEMENT CREATED BY THE TRUST AGREEMENT OR ANY "PORTION" OF THE TRUST, BEING TREATED AS A TAXABLE

MORTGAGE POOL AS DEFINED IN SECTION 7701(I) OF THE CODE; (V) ALL FILINGS AND OTHER ACTIONS NECESSARY TO CONTINUE THE PERFECTION OF THE INTEREST OF THE TRUST IN THE MORTGAGE LOANS AND THE OTHER PROPERTY CONVEYED UNDER THE TRUST AGREEMENT SHALL HAVE BEEN TAKEN OR MADE AND (VI) THE INSURER AND FREDDIE MAC SHALL HAVE CONSENTED TO SUCH TRANSFER.

THIS RESIDUAL CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          GREENPOINT HOME EQUITY LOAN TRUST 2000-1 RESIDUAL CERTIFICATE


Percentage Interest:  100%                           Cut-Off Date:  May 31, 2000
First Payment Date:  July 17, 2000                    Issue Date:  June 29, 2000

No. 1

                       GreenPoint Mortgage Securities Inc.
                           Residual Certificateholder

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Residual Certificates referred to in the within-mentioned Trust Agreement.


                   WILMINGTON TRUST COMPANY,  not in its
                   individual capacity but solely as Owner Trustee



                   By:
                   -----------------------------------------------
                              Authenticating Agent



     The Trust was created pursuant to a Trust Agreement dated as of June 1, 2000 (the "Trust Agreement"), between the Sponsor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

     This Residual Certificate is one of the duly authorized Residual Certificates designated as GreenPoint Home Equity Loan "Asset Backed Certificates" (herein called the "Residual Certificates"). Also issued under the Trust Agreement are two classes of Securities designated as Class A-1 Certificates and Class A-2 Notes (collectively referred to herein as the "Certificates"). These Residual Certificates are issued under and are subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Residual Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes (A) a pool of certain adjustable rate home equity revolving credit line loans (the "HELOC Mortgage Loans") (including any Additional Balances related thereto) and certain second lien closed-end loans (the "Closed End Mortgage Loans") in each case which substantially conform to the loan origination standards with respect to loan balances as of the date of origination set form by the Federal Home Loan Mortgage Corporation ("Freddie Mac") and (B) a pool of certain HELOC Mortgage Loans (including any Additional Balances related thereto) and certain Closed End Mortgage Loans which may not so conform.

     Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (the "Payment Date"), commencing on July 17, 2000, to the Person in whose name this Residual Certificate is registered at the close of business on the Business Day preceding such Payment Date (the "Record Date") such Residual Certificateholder's Percentage Interest in the amount to be distributed to Residual Certificateholders on such Payment Date.

     The holder of this Residual Certificate acknowledges and agrees that its rights to receive distributions in respect of this Residual Certificate are subordinated to the rights of the Securityholders as described in the Sale and Servicing Agreement, the Pooling Agreement and the Trust Agreement, as applicable.

     The holder of this Residual Certificate, by acceptance of this Residual Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Reserve Fund or prior to the release of such monies pursuant to Sections 9.6(d)(xiii) and 9.5(c) of the Pooling Agreement, such monies being held in trust for the benefit of the Securityholders and the Insurer. Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Reserve Fund constitute a pledge of collateral, then the provisions of the Sale and Servicing Agreement shall be considered to constitute a security agreement and the holder of this Residual Certificate hereby grants to the Trustee and the Insurer a first priority perfected security interest in such amounts. In addition, each Residual Certificateholder, by acceptance of its Residual Certificate, hereby appoints the Sponsor as its agent to pledge a first priority perfected security interest in the Reserve Fund and agrees to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Insurer shall consider reasonably necessary in order to perfect the Trustee's security interest in the Trust Property.

     It is the intent of the Sponsor, the Servicer, and the Residual Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a branch. In the event that the Residual Certificates are held by more than one Holder, it is the intent of the Sponsor, the Servicer, and the Residual Certificateholders that, for purposes of Federal income taxes, the Trust will be treated as a partnership and the Residual Certificateholders will be treated as partners in that partnership. The Sponsor and any other Residual Certificateholders, by acceptance of a Residual Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Residual Certificates for such tax purposes as partnership interests in the Trust. Each Residual Certificateholder, by its acceptance of a Residual Certificate, covenants and agrees that such Residual Certificateholder will not at any time institute against the Trust or the Sponsor, or join in any institution against the Trust or the Sponsor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Residual Certificates, the Certificates, the Trust Agreement or any of the Basic Documents.

     Distributions on this Residual Certificate will be made as provided in the Sale and Servicing Agreement and the Pooling Agreement by the Trustee by wire transfer or check mailed to the Residual Certificateholder of record in the Residual Certificate Register without the presentation or surrender of this Residual Certificate or the making of any notation hereon.

Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Residual Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Residual Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

     Reference is hereby made to the further provisions of this Residual Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Residual Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     The Residual Certificates do not represent an obligation of, or an interest in, the Company, the Sponsor, the Servicer, the Insurer, Freddie Mac, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Pooling Agreement or the Basic Documents. In addition, this Residual Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Mortgage Loans, as more specifically set forth herein, in the Sale and Servicing Agreement and in the Pooling Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Sponsor, and at such other places, if any, designated by the Sponsor, by any Residual Certificateholder upon written request.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Sponsor and the rights of the Residual Certificateholders under the Trust Agreement at any time by the Sponsor and the Owner Trustee with the prior written consent of the Insurer and Freddie Mac and with the consent of the holders of the Securities and the Residual Certificates evidencing not less than a majority of the outstanding Securities and the Residual Certificates. Any such amendment shall be conclusive and binding upon the holder of this Residual Certificate and on all future holders of this Residual Certificate and of any Residual Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Residual Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Residual Certificates (other than the Sponsor , the Insurer or Freddie Mac).

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Residual Certificate is registrable in the Residual Certificate Register upon surrender of this Residual Certificate for registration of transfer at the offices or agencies of the Residual Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Residual Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Residual Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Residual Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

     Except for Residual Certificates issued to the Sponsor, the Residual Certificates are issuable only as registered Residual Certificates without coupons in denominations of $1,000 or integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Residual Certificates are exchangeable for new Residual Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Residual Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Residual Certificate Registrar, the Insurer, Freddie Mac and any agent of the Owner Trustee, the Residual Certificate Registrar, the Insurer or Freddie Mac may treat the person in whose name this Residual Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Residual Certificate Registrar, the Insurer, Freddie Mac nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Residual Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement, the Pooling Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Sponsor may at its option redeem the Securities at a price and upon the satisfaction of certain conditions specified in Section 6.01(b) of the Sale and Servicing Agreement, and if all of the Securities are redeemed, such redemption may result in termination of the Trust which may effect a transfer of the Residual Certificates; however, such right of purchase is exercisable, subject to certain restrictions, only on any Payment Date on or after the Payment Date immediately prior to which the related Security Principal Balance for a Class of Securities is less than 10% of the related Original Security Principal Balance for such Class of Securities, all amounts due and owing to the Insurer for unpaid premiums and unreimbursed draws related to such Class of Securities on the Policy and all other amounts due and owing to the Insurer pursuant to the Insurance Agreement together with interest thereon as provided under the Insurance Agreement, and, for the Class A-1 Certificates, all amounts due and owing to Freddie Mac for unreimbursed payments pursuant to the Guarantee have been paid.

     The recitals contained herein shall be taken as the statements of the Sponsor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Residual Certificate or of any Mortgage Loan or related document.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Residual Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Certificate to be duly executed.


                          GREENPOINT HOME EQUITY LOAN TRUST 2000-1

                          By:WILMINGTON TRUST COMPANY, not in its
                          individual capacity but solely as Owner Trustee



                          By:
                             --------------------------------------------
                             Name:
                             Title:


Dated: June 29, 2000

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Residual Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________Attorney to transfer said Residual Certificate on the books of the Residual Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                          *
                                      -------------------------------------
                                      Signature Guaranteed:


                                                                          *
                                      -------------------------------------

--------------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Residual Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Residual Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Residual Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C


                             CERTIFICATE OF TRUST OF
                    GREENPOINT HOME EQUITY LOAN TRUST 2000-1


     This Certificate of Trust of GreenPoint Home Equity Loan Trust 2000-1 (the "Trust"), dated as of June __, 2000, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.).

     1. Name. The name of the business trust formed hereby is GreenPoint Home Equity Loan Trust 2000-1.

     2. Delaware Trust. The name and business address of the Owner Trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. Attn:
Corporate Trust Administration.

     3. This Certificate of Trust will be effective June 29, 2000.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee of the Trust.



                              By:
                                 -----------------------------------
                                 Name:
                                 Title: